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                                                                   Exhibit 10.56

                                  AMENDMENT TO
                    EQUIPMENT LEASE AGREEMENT ("Agreement")
                                  DATED AS OF
                               DECEMBER 23, 1987


       THIS AMENDMENT TO EQUIPMENT LEASE AGREEMENT dated December 23, 1987 is made as of December 29th, 1995, between General Electric Capital Corporation (hereinafter called "Lessor"), and Genetics Institute, Inc. (hereinafter called "Lessee"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Schedule and Agreement.

       NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, to amend the Agreement as follows:

       Solely with respect to Equipment Schedule No. G-3 and G-4 dated as of December 29, 1994 and December 29th, 1995 respectively ("G-3 and G-4"), Lessee agrees to the following:

1. Notwithstanding anything in the Lease Agreement to the contrary, whichever end of lease option the Lessee chooses for the first of Schedules G-3 or G-4 to expire, Lessee shall be deemed to have elected to exercise the same option for the other Schedule.

       Except as expressly set forth herein, the terms and conditions of the Agreement remain unmodified and in full force and effect.

       IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to Equipment Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

GENERAL ELECTRIC CAPITAL                        GENETICS INSTITUTE, INC.
  CORPORATION                                   Lessee
Lessor


By: /s/ Stephen E. White                        By: /s/ Joseph Grimm
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Name: Stephen E. White                          Name:  Joseph Grimm
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